Summary Prospectus Supplement dated September 18, 2020
The purpose of this supplement is to provide you with changes to the current Summary Prospectus for the Fund listed below:

Invesco Intermediate Bond Factor Fund
This supplement amends the Summary Prospectus of the above referenced fund (the “Fund”) and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Summary Prospectus and retain it for future reference.
The following paragraph replaces in its entirety the eighth paragraph found under the heading “Principal Investment Strategies of the Fund”:
The Fund may invest in foreign debt securities, including securities issued by foreign governments or companies in developing and emerging markets, i.e., those that are generally in the early stages of their industrial cycles, but may only invest up to 25% of its net assets in securities denominated in non-U.S. dollar currencies of which no more than 10% may remain unhedged. The portfolio managers may use derivatives to seek to hedge any foreign currency exposure.
O-INTI-SUMPRO-SUP-1
1